                             STAAR SURGICAL COMPANY
                         STOCK OPTION PLAN AND AGREEMENT
                          FOR CHIEF EXECUTIVE OFFICER

                                    RECITALS
                                    --------

     On the Grant Date, the Board of Directors of STAAR Surgical Company (the "Company") granted to David Bailey (the "Optionee") an option to purchase shares of the Company's Common Stock at the Exercise Price specified in the Grant Notice in consideration for his agreement to render services to the Company as its Chief Executive Officer and President.

     This STAAR Surgical Company Stock Option Plan and Agreement for Chief Executive Officer (the "Agreement") will govern the terms and conditions of the option grant. All capitalized terms in this Agreement shall have the meanings assigned to them in this Agreement, in the Grant Notice, or in the attached Appendix.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, it is hereby agreed as follows:

     1. Grant of Option. The Company hereby confirms the grant to the Optionee,
        ---------------
as of the Grant Date, an option (the "Option") to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the term specified in Paragraph 2 at the Exercise Price.

     2. Option Term. The Option shall have a term of five (5) years measured
        -----------
from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or Paragraph 6.

     3. Limited Transferability. During the Optionee's lifetime, the Option
        -----------------------
shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death.

     4. Dates of Exercise. The Option shall become exercisable for the Option
        -----------------
Shares in one or more installments as specified in the Grant Notice. As the Option becomes exercisable for such installments, those installments shall accumulate and the Option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the term under Paragraph 5 or Paragraph 6.

     5. Cessation of Service. The term specified in Paragraph 2 shall terminate
        --------------------
(and the Option shall cease to be outstanding) prior to the Expiration Date should any of the following events occur:

          (a) If the Optionee's service is Terminated because of the Optionee's death or Disability (or the Optionee dies within three (3) months after a Termination other than for Cause or because of the Optionee's Disability), then the Option may be exercised only to the extent that it would have been exercisable by the Optionee on the Termination Date and must be exercised by the Optionee (or the Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

          (b) In the event (i) the Company makes an Election to Release the Optionee from providing Service, (ii) the Company makes an Election to Terminate the Optionee's Service, or (iii) the Optionee's service is Terminated as a result of a Corporate Transaction, the provisions of Paragraph 6 shall govern the period for which the Option is to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this Paragraph 5.

          (c) If the Optionee ceases to remain in Service for any reason (other than a reason set forth in sub-paragraphs (a) and (b) of this Paragraph 5) while the Option is outstanding, then the Optionee shall have a period of thirty (30) days (commencing with the date of Termination) during which to exercise the Option, but in no event shall the Option be exercisable at any time after the Expiration Date. During the limited period of post-Service exercisability, the Option may not be exercised in the aggregate for more than the number of Option Shares in which the Optionee is, at the time of the Optionee's cessation of Service, vested pursuant to the Vesting Schedule specified in the Grant Notice. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, the Option shall terminate and cease to be outstanding for any vested Option Shares for which the Option has not been exercised. To the extent the Optionee is not vested in the Option Shares at the time of the Optionee's cessation of Service, the Option shall immediately terminate and cease to be outstanding with respect to those Option Shares.

     6.   Accelerated Vesting and Exercise.
          --------------------------------

          (a) In the event (i) the Company makes an Election to Release the Optionee from providing Service, (ii) the Company makes an Election to Terminate the Optionee's Service, or (iii) the Optionee's Service is Terminated as a result of a Corporate Transaction, the Option Shares at the time subject to the Option but not otherwise vested shall automatically vest in full so that the Option shall, immediately prior to the effective date of the Company's Election to Release, Election by the Company to Terminate, or Termination of the Optionee's Service as a result of a Corporate Transaction, become fully exercisable for all of such Option Shares. However, in the event of a Corporate Transaction, the Option Shares shall not vest on such an accelerated basis if
                                     ---
and to the extent the Optionee's Service is not Terminated and (i) the Option is assumed, converted or replaced by the successor corporation (or parent thereof) in the Corporate Transaction or (ii) the Option is replaced with an equivalent award or with substantially similar consideration as was provided to the Company's stockholders in the Corporate Transaction.

          (b) In the event (i) the Company makes an Election to Release the Optionee from providing Service or (ii) the Company makes an Election to Terminate the Optionee's Service, the Optionee may exercise the Option no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

          (c) Immediately following a Corporate Transaction, the Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

          (d) If the Option is assumed in connection with a Corporate Transaction, then the Option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the Option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.
       --------

          (e) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     7. Adjustment in Option Shares. Should any change be made to the Common
        ---------------------------
Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to the Option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

     8. Shareholder Rights. The holder of the Option shall not have any
        ------------------
shareholder rights with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased shares.

     9. Manner of Exercising Option.
        ---------------------------

          (a) In order to exercise the Option with respect to all or any part of the Option Shares for which the Option is at the time exercisable, the Optionee (or any other person or persons exercising the Option) must take the following actions:

               (1) Execute and deliver to the Company a Notice of Exercise of Stock Option, in a form substantially similar to Exhibit A to this Agreement, for the Option Shares for which the Option is exercised.

               (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                    (A) by cancellation of indebtedness of the Company to the
               Optionee;

                    (B) if approved by the Board of Directors, by surrender of shares of Common Stock that either: (1) have been owned by the Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Optionee in the public market;

                    (C) if approved by the Board of Directors, by tender of a
               full recourse promissory note having such terms as may be approved by the Board of Directors and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Internal Revenue Code;

                    (D) if approved by the Board of Directors, by waiver of
               compensation due or accrued to the Optionee for services rendered;

                    (E) with respect only to purchases upon exercise of an
               Option, and provided that a public market for the Company's stock exists:

                         (1) through a "same day sale" commitment from the
               Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Option Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or

                         (2) through a "margin" commitment from the
               Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or

                    (F) by any combination of the foregoing. Except to the
               extent the sale and remittance procedure is utilized in connection with the Option exercise, payment of the Exercise Price must accompany the Notice of Exercise of Stock Option delivered to the Company in connection with the Option exercise.

               (iii) Furnish to the Company appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise the Option.

               (iv) Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws.

               (v) Make appropriate arrangements with the Company for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the Option exercise.

          (b) As soon as practicable after the Exercise Date, the Company shall issue to or on behalf of the Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

          (c) In no event may the Option be exercised for any fractional shares.

     10. Special Tax Election. The acquisition of the Option Shares may result
         --------------------
in adverse tax consequences that may be avoided or mitigated by filing an election under Internal Revenue Code Section 83(b). Such election must be filed within thirty (30) days after the Exercise Date. A description of the tax consequences applicable to the acquisition of the Option Shares is set forth in Exhibit B. THE OPTIONEE SHOULD CONSULT WITH HIS TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE OPTION SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE SECTION 83(b) ELECTION. THE OPTIONEE ACKNOWLEDGES THAT IT IS THE OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF THE OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS BEHALF.

     11.  Compliance with Laws and Regulations.
          ------------------------------------

          (a) The exercise of the Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and the Optionee with all requirements of applicable law and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

          (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to the Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

     12. Successors and Assigns. Except to the extent otherwise provided in
         ----------------------
Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Optionee, the Optionee's assigns and the legal representatives, heirs and legatees of the Optionee's estate.

     13. Notices. Any notice required to be given or delivered to the Company
         -------
under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Optionee shall be in writing and addressed to the Optionee at the address indicated below the Optionee's signature line of this Agreement. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

     14. Governing Law. The interpretation, performance and enforcement of this
         -------------
Agreement shall be governed by the laws of the State of Delaware without resort to that State's conflict-of-laws rules.

     15. Additional Terms Applicable to an Incentive Option. In the event the
         --------------------------------------------------
Option is designated an Incentive Stock Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

          (a) The Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option if (and to the extent) the Option is exercised for one or more Option Shares: (i) more than three (3) months after the date the Optionee ceases to be an employee for any reason other than death or Disability or (ii) more than twelve (12) months after the date the Optionee ceases to be an Employee by reason of Disability.

          (b) The Option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate fair market value (determined at the Grant Date) of the Common Stock for which the Option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Stock Options granted to the Optionee prior to the Grant Date first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of the Option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 15(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Corporate Transaction in which the Option is not to be assumed, whereupon the Option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

          (c) Should the Optionee hold, in addition to the Option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this Option, then the foregoing limitations on the exercisability of such options as Incentive Stock Options shall be applied on the basis of the order in which such options are granted.

     16. Early Exercise Rights. The Optionee may elect to exercise a portion or
         ---------------------
all of the Option prior to the date of vesting. If the Optionee makes this election, the Company will place such Option Shares into escrow. The Option Shares will vest in the same manner that the unvested portion of the Option to which the Option Shares relate was to vest. For example, if the Optionee would be entitled to exercise a portion of the Option to purchase 10,000 shares of Common Stock on December 31, 2002, but elects to exercise that portion of the Option on December 31, 2001, then 10,000 shares of Common Stock will be placed in escrow for the Optionee until December 31, 2002, at which time the Common Stock will be released to the Optionee. In the event, prior to the end of the escrow period, (i) the Optionee's Service is terminated due to his death or Disability, (ii) the Company makes an Election to Release the Optionee from providing Service, (iii) the Company makes an Election to Terminate the Optionee's Service, or (iv) the Optionee's Service is Terminated as a result of a Corporate Transaction, any Option Shares in escrow shall be released to the Optionee, free of the vesting conditions. If the Optionee ceases to render Service for any other reason, the Company shall have the right, but not the obligation, for a period of 90 days following the cessation of Optionee's Service, to purchase some or all of the Option Shares in escrow at a price equal to the Exercise Price. If the Company fails to purchase some or all of the Option Shares in escrow, the unpurchased Option Shares shall be released to the Optionee.

IN WITNESS WHEREOF, the parties have executed this Agreement on this 13th day of November 2001.

                              STAAR Surgical Company, a Delaware corporation


                              By: /s/ John S Santos
                                  ----------------------------------------------
                              Name: John S Santos
                              Title: VP CFO, Secretary.

                              Optionee


                              /s/ David Bailey
                              --------------------------------------------------
                              David Bailey

                              Address:
                                      ------------------------------------------

                              --------------------------------------------------

                                    APPENDIX

        The following definitions shall be in effect under the Agreement:

     1. Agreement shall mean this Stock Option Agreement.
        ---------

     2. Cause shall mean any cause, as defined by applicable law or by the
        -----
Employment Agreement.

     3. Common Stock shall mean the Company's common stock.
        ------------

     4. Corporate Transaction shall mean:
        ---------------------

          (a) a dissolution or liquidation of the Company;

          (b) the sale or disposition by the Company to an unrelated third party of 50% or more of its business or assets,

          (c) the sale of the capital stock of the Company in connection with the sale or transfer of a controlling interest in the Company to an unrelated third party, or

          (d) the merger or consolidation of the Company with another corporation as part of a sale or transfer of a controlling interest in the Company to an unrelated third party.

"A controlling interest" shall be defined as 50% or more of the Company's outstanding capital stock.

     5. Disability means a disability, whether temporary or permanent, partial
        ----------
or total, as determined by the Board of Directors.

     6. Election to Release means the Company's election to release the Optionee
        -------------------
from providing Service pursuant to Paragraph 13(e)(ii) of the Employment Agreement.

     7. Election to Terminate means the Company's exercise of its election to
        ---------------------
terminate the Optionee's Service pursuant to Paragraph 13(d) of the Employment Agreement.

     8. Employment Agreement means that certain Employment Agreement entered
        --------------------
into between the Company and the Optionee on December 20, 2000.

     9. Exercise Date shall mean the date on which the Option shall have been
        -------------
exercised in accordance with Paragraph 9 of the Agreement.

     10. Exercise Price shall mean the exercise price payable per Option Share
         --------------
as specified in the Grant Notice.

     11. Expiration Date shall mean the date on which the Option expires as
         ---------------
specified in the Grant Notice.

     12. Grant Date shall mean the date of grant of the Option as specified in
         ----------
the Grant Notice.

     13. Grant Notice shall mean the Notice of Grant of Stock Option
         ------------
accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

     14. Incentive Option shall mean an option which satisfies the requirements
         ----------------
of Internal Revenue Code Section 422.

     15. Non-Statutory Option shall mean an option not intended to satisfy the
         --------------------
requirements of Internal Revenue Code Section 422.

     16. Option Shares shall mean the number of shares of Common Stock subject
         -------------
to the Option.

     17. Optionee shall mean the person to whom the option is granted as
         --------
specified in the Grant Notice.

     18. Service shall mean employment services rendered by the Optionee
         -------
pursuant to the Employment Agreement.

     19. Terminated or Termination shall mean that the Optionee has for any
         -------------------------
reason ceased to provide services as an employee, officer, and director of the Company. The Optionee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. The Board of Directors will have sole discretion to determine whether the Optionee has ceased to provide services and the effective date on which the Optionee ceased to provide services (the "Termination Date").

     20. Vesting Schedule shall mean the vesting schedule specified in the Grant
         ----------------
Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his period of Service.

                                    EXHIBIT A

                       NOTICE OF EXERCISE OF STOCK OPTION
                       ----------------------------------

           [To be signed by the Optionee only upon exercise of Option]

TO:     Secretary
        STAAR Surgical Company
        1911 Walker Avenue
        Monrovia, California 91016

     The undersigned, the holder of an Option pursuant to that certain STAAR Surgical Company Stock Option Plan and Agreement for Chief Executive Officer
dated March      , 2001 (the "Option Agreement"), between STAAR Surgical
           ------             ----------------
Company, a Delaware corporation (the "Company") and the undersigned (the
                                      -------
"Optionee"), hereby irrevocably elects, in accordance with the terms and
 --------
conditions of the Option Agreement, to exercise the undersigned's Option to
purchase               (          )/(1)/ shares of the common stock, $.01 par
        --------------  ----------
value ("Common Stock") of the Company (collectively and severally, the "Option
        ------ -----                                                    ------
Shares"), for the aggregate purchase price of               ($          )/(2)/.
------                                       --------------    ---------

     /(1)/ Insert number of Option Shares as specified in the Notice of Grant of Stock Option that are vested Option Shares that the Optionee is exercising pursuant to this Notice.

     /(2)/ Number of Option Shares to be purchased multiplied by the Exercise
           Price per share.

     The Optionee hereby acknowledges that the following legend (or any variation thereof determined appropriate by the Company) will be placed on the share certificate or certificates for the Option Shares to comply with applicable federal and state securities laws:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN (1) REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION AFFORDED BY SUCH ACT, OR (2) REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES WHICH MAY BE APPLICABLE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION OR QUALIFICATION AFFORDED BY SUCH STATE OR TERRITORIAL SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION.


                              Signature:
                                            ------------------------------------
                              Print Name:
                                            ------------------------------------
                              Address:
                                            ------------------------------------

                                            ------------------------------------

                              Date:         ------------------------------------

                                    EXHIBIT B
                       FEDERAL INCOME TAX CONSEQUENCES OF
                           SECTION 83(b) TAX ELECTION

     1. Federal Income Tax Consequences and Section 83(b) Election For Exercise
        -----------------------------------------------------------------------
of Non-Statutory Option. If the Option Shares are acquired pursuant to the
-----------------------
exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Internal Revenue Code Section 83, the excess of the Fair Market Value of the Option Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes vesting requirements. However, the Optionee may elect under Internal Revenue Code Section 83(b) to be taxed at the time the Option Shares are acquired, rather than when and as such Option Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the Fair Market Value of the Option Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30) DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

     2. Federal Income Tax Consequences and Conditional Section 83(b) Election
        ----------------------------------------------------------------------
For Exercise of Incentive Stock Option. If the Option Shares are acquired
--------------------------------------
pursuant to the exercise of an Incentive Stock Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Option
Shares:

          (i) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

          (ii) The excess of (a) the Fair Market Value of the Option Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Option Shares lapse over (b) the Exercise Price paid for the Option Shares will be includable in Optionee's taxable income for alternative minimum tax purposes.

          (iii) If Optionee makes a disqualifying disposition of the Option Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Option Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Option Shares lapse over
     (b) the Exercise Price paid for the Option Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Option Shares are held prior to the disposition.

          (iv) For purposes of the foregoing, the term "forfeiture restrictions" will include vesting requirements. The term "disqualifying disposition" means any sale or other disposition/1/ of the Option Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

----------
/1/ Generally, a disposition of shares purchased under an Incentive Stock Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee's spouse, a transfer into joint ownership with right of survivorship if the Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Internal Revenue Code.

          (v) In the absence of final Treasury Regulations relating to Incentive Stock Options, it is not certain whether the Optionee may, in connection with the exercise of the Option for any Option Shares at the time subject to forfeiture restrictions, file a protective election under Internal Revenue Code Section 83(b) which would limit (a) the Optionee's alternative minimum taxable income upon exercise and (b) the Optionee's ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Option Shares on the date the Option is exercised over the Exercise Price paid for the Option Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election.

                             STAAR SURGICAL COMPANY
                         NOTICE OF GRANT OF STOCK OPTION
                         -------------------------------

     Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of STAAR Surgical Company, a Delaware corporation (the "Company"):

     l. Optionee: David Bailey
        --------

     2. Grant Date: December 20, 2000
        ----------

     3. Vesting Commencement Date: On the Grant Date as to one-third; on the
        -------------------------
first anniversary of the Grant Date as to one-third; and on the second anniversary of the Grant Date as to one-third.

     4. Exercise Price: $11.125 per share
        --------------

     5. Number of Option Shares: Five hundred thousand (500,000)
        -----------------------

     6. Expiration Date: The date which is the
        ---------------

                         [xx] tenth

                         [  ] fifth

        anniversary of the Grant Date.

     7. Type of Option:  [xx] Incentive Stock Option
        --------------

                         [  ] Non-Statutory Stock Option

     8. Date Exercisable: Immediately upon fulfillment of vesting conditions.
        ----------------

     9. Vesting Schedule: The shares shall fully vest over a three (3) year
        ----------------
period as follows: (a) 166,667 shares shall vest on the Grant Date; (b) 166,667 shares shall vest on the date which is the first anniversary of the Grant Date; and (c) 166,666 shares shall vest on the date which is the second anniversary of the Grant Date. Any fractional shares will be rounded upwards to the nearest whole share, which in the aggregate shall not exceed the Number of Option Shares. Any unvested shares shall fully vest in the event (x) the Company makes an Election to Release the Optionee from providing service, (y) the Company makes an Election to Terminate the Optionee's service, or (z) the Optionee's service is Terminated as a result of a Corporate Transaction.

     10. No Employment or Service Contract. Nothing in this Notice or in the
         ---------------------------------
attached Stock Option Agreement shall confer upon Optionee any right to continue in service in any capacity, including as an employee, for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's service and/or employment at any time for any reason, with or without cause, so long as such termination is pursuant to that certain Employment Agreement executed by Optionee and the Company on December 20, 2000.

     11. Definitions. All capitalized terms in this Notice shall have the
         -----------
meaning assigned to them in this Notice or in the attached Stock Option
Agreement.

Dated: November 13, 2001
                              STAAR Surgical Company


                              By: /s/ John S Santos
                                  ----------------------------------------------
                                 Name: John S Santos
                                 Title: VP CFO, Secretary

                              Optionee


                              By: /s/ David Bailey
                                  ----------------------------------------------
                                 Name: David Bailey
                                 Address:
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ATTACHMENT: STAAR Surgical Company Stock Option Agreement